UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2005

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On May 20, 2005, JPMorgan Chase Bank (“JPMorgan”), HomeBanc Corp. (“HomeBanc”), HomeBanc Mortgage Corporation (“HBMC”), and the other lenders named therein entered into the 4/05 Amendment to Credit Agreement dated as of May 20, 2005 (the “Amendment”). The Amendment amended the terms of the existing 6/04 Amended and Restated Senior Secured Credit Agreement, dated as of June 7, 2004, among the parties (the “Credit Agreement”) to extend the maturity date of the Credit Agreement to August 1, 2005. HBMC is a wholly-owned subsidiary of HomeBanc. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Sales Equity Plan

On May 25, 2005, at HomeBanc’s 2005 annual meeting of shareholders, HomeBanc’s shareholders approved and adopted the HomeBanc Corp. Sales Equity Incentive Plan (the “Sales Equity Plan”). The purpose of the Sales Equity Plan is to link the personal interests of the mortgage bankers employed by HBMC to those of HomeBanc’s shareholders. The Sales Equity Plan provides that a portion of each participant’s earned commissions will be payable in shares of restricted stock of HomeBanc. Subject to adjustment as described in the Sales Equity Plan, the aggregate number of shares of HomeBanc’s common stock reserved and available for issuance under the Sales Equity Plan is 1,300,000 shares. All shares of HomeBanc’s common stock issued under the Sales Equity Plan will be purchased on the open market. No treasury shares or newly-issued shares will be awarded under the Sales Equity Plan. Shares of HomeBanc common stock issued pursuant to the Sales Equity Plan will vest over a four year period, with 25% of such shares vesting on December 31 of the year such shares are issued and an additional 25% vesting on December 31 of the next three years, provided that the plan participant remains employed by HomeBanc or HBMC. The Sales Equity Plan will terminate by its terms on April 12, 2015. A copy of the Sales Equity Plan is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	4/05 Amendment to Credit Agreement dated as of May 20, 2005 by and among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank and the other lenders named as parties thereto.

10.2	HomeBanc Corp. Sales Equity Incentive Plan (incorporated by reference to Annex C to HomeBanc Corp.’s definitive proxy statement for its 2005 Annual Meeting of Shareholders dated April 22, 2005 and filed with the Securities and Exchange Commission on April 22, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin
Senior Vice President,
Assistant General Counsel & Assistant Secretary

Date: May 26, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	4/05 Amendment to Credit Agreement dated as of May 20, 2005 by and among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank and the other lenders named as parties thereto.

10.2	HomeBanc Corp. Sales Equity Incentive Plan (incorporated by reference to Annex C to HomeBanc Corp.’s definitive proxy statement for its 2005 Annual Meeting of Shareholders dated April 22, 2005 and filed with the Securities and Exchange Commission on April 22, 2005).